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                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5


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Section 7.3 Indenture                                                              Distribution Date:                   3/15/2004
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
(i)      Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

         Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

(ii)     Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                     1,128,689.10
              Class B Note Interest Requirement                       121,619.93
              Class C Note Interest Requirement                       212,055.98
                      Total                                         1,462,365.00

         Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          0.89579
              Class B Note Interest Requirement                          1.15829
              Class C Note Interest Requirement                          1.57079

(iii)    Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       1,260,000,000
              Class B Note Principal Balance                         105,000,000
              Class C Note Principal Balance                         135,000,000

(iv)     Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)      Required Owner Trust Spread Account Amount                15,000,000.00


                                                                 By:
                                                                     -------------------------------
                                                                     Name:  Patricia M. Garvey
                                                                     Title: Vice President
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